© 2016 Mercury Systems, Inc. Mercury Systems FY17 Investor Day Presentation November 8, 2016 Nasdaq MarketSite New York, NY

2 © 2016 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2017 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2016. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS which are non-GAAP financial measures. Adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA, adjusted income from continuing operations and adjusted EPS is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA, adjusted income from continuing operations, and adjusted EPS financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Agenda • Strategy & Business Update – Mark Aslett President & CEO • Growth Strategy at Work • Financial Update • Q&A

4 © 2016 Mercury Systems, Inc. …to address the industry's challenges and opportunities Pioneering a next generation defense electronics company… • High-tech commercial business model • Secure processing subsystems • Serving defense Prime contractor outsourcing needs • Deployed on 300+ programs with 25+ Prime contractors • FY16 $270M revenue; Growth YoY: – 15% revenue – 37% GAAP income – 29% Adj. EBITDA – 38% backlog • FY17 guidance(1): – $370M - $380M revenue – $19.8M - $22.4M GAAP income(1) – $83M - $87M Adj. EBITDA (1) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. Excludes the impact of the Company’s recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.

Acquisitions have transformed Mercury into a commercial…

- Acquired capability expands total addressable market
- Moved up the value chain
- Facilitates greater customer outsourcing
- Accelerates customer supply chain consolidation
- Disintermediate traditional product competitors
- Low-risk content expansion organic growth strategy

Defense Electronic Subsystem


MISSION PROCESSING
MISSION PROCESSING
SENSOR PROCESSING
SENSOR PROCESSING
DIGITIZATION
DIGITIZATION
RF
RF
RF
RF
RF
RF
SECURE STORAGE
SECURE STORAGE
CAUTION
ces
Mercury Computer Systems, Inc.
Microsemi*
Echotek Corp.
Microsemi*
Micronetics
Microsemi*
LNX
KOR Electronics
Microsemi

…provider of secure sensor and mission processing subsystems

* Represents carve-out acquisition from Microsemi Corp.

© 2016 Mercury Systems, Inc.

5

We are deployed on 300+ programs with 25+ Primes


RADAR
F-16
F-35
Triton
Patriot
Aegis
EW
F-15
AH-64 Apache
Global Hawk
Badger/Buzzard
SEWIP
EO/IR – C4I
F-16
Reaper/Gorgon Stare
F-35
P-8 MMA
KC-46
MISSILES & MUNITIONS
SDB II
PGK
MALD-J
Paveway
SM2/3/6

SNC Sierra Nevada Corporation
Raytheon
Northrop Grumman
BAE Systems
Airbus
Lockheed Martin
L3 communications
General Atomics
Boeing
Harris

© 2016 Mercury Systems, Inc.

6

7 © 2016 Mercury Systems, Inc. Critical steps to growth and pioneering a new model Focused on economic core – defense electronics Divested Non Core Assets Expanded addressable market and moved up value chain Pioneered secure embedded open systems and advanced middleware Built trusted, scalable domestic RF and digital manufacturing Solution sales and strategic account management Strengthened team, infrastructure and balance sheet for M&A Acquired New Capabilities Increased IR&D Spend Trusted Domestic Manufacturing Transformed Go To Market Model Built Scalable Platform

8 © 2016 Mercury Systems, Inc. Defense will likely remain a $500B+ industry… …despite the ongoing political and budget uncertainty Crowding Out of Defense Spending and Investment: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Defense Procurement Reform 3.0: Firm-fixed-price contracts and less government-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending Industry Has Cut Capacity to Innovate: Reduced headcount, fewer engineers and aging workforce; Less IR&D and growth investments, increased dividends and buybacks Challenging Global Security Environment: Resurgent Russia, Chinese militarization and power projection, ISIS threat, North Korean agitation, Middle East instability

9 © 2016 Mercury Systems, Inc. Defense budget outlook improved GFY17 funded by CR Oct 1-Dec 9 at GFY16 level PBR17 adjusts FY17 to new budget caps but not FY18-21 Sources: National Defense Authorization Act of 2016, FY2017 President’s Budget Request. Both the House and Senate authorized President’s requested $524b for GFY17. Numbers may not add due to rounding. Topline Base Authorization Budget vs. BCA Caps & Bipartisan Budget Act Agreement ($B) $496 $500 $512 $525 $537 $551 $496 $522 $524 $557 $565 $570 $585 480 500 520 540 560 580 600 620 2015 2016 2017 2018 2019 2020 2021 2011 Budget Act 2015 Budget Act PBR17

10 © 2016 Mercury Systems, Inc. …is the defense industry’s largest secular growth opportunity Captive outsourcing by defense prime contractors… • 2016 A&D electronics is $91 billion dollar market $91 $97 $100 $103 $106 $108 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 2021 Global A&D Electronics Systems Market ($B) Global Aerospace & Defense Electronic Systems Market • Source: RSAdvisors research & analysis

11 © 2016 Mercury Systems, Inc. …is the defense industry’s largest secular growth opportunity Captive outsourcing by defense prime contractors… • 2016 A&D electronics is $91 billion dollar market • US Defense is nearly half of the total market $91 $97 $100 $103 $106 $108 $41 $43 $44 $45 $45 $47 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 2021 Global A&D Electronics Systems Market ($B) US Defense Electronic Systems Market Global Aerospace & Defense Electronic Systems Market • Source: RSAdvisors research & analysis

12 © 2016 Mercury Systems, Inc. …is the defense industry’s largest secular growth opportunity Captive outsourcing by defense prime contractors… • 2016 A&D electronics is $91 billion dollar market • US Defense is nearly half of the total market • One third of US Defense compute & RF market addressable by Tier 2 • Small percentage of Tier 2 compute & RF estimated to be outsourced • Primes outsourcing to fewer but more capable suppliers willing to invest, share risk $91 $97 $100 $103 $106 $108 $41 $43 $44 $45 $45 $47 $13 $13 $14 $14 $15 $15 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 2021 Global A&D Electronics Systems Market ($B) US Defense Tier 2 Compute & RF US Defense Electronic Systems Market Global Aerospace & Defense Electronic Systems Market • Source: RSAdvisors research & analysis

13 © 2016 Mercury Systems, Inc. Investor highlights Proven Management Team Pure play aerospace and defense electronics company. Embedded on key growth programs aligned to DoD priorities Leading Positions on Well-funded Platforms Pacific pivot and third offset, aging platform modernization, foreign and international military sales Aligned with Industry Growth Drivers Internally-funded R&D. IP retention. Commercial sales model. US development, manufacturing and support for secure systems Next Generation Defense Electronics Business Model Secure sensor processing, safety-critical mission processing and platform management subsystems, software and services Innovative Technology Leader Captive Prime outsourcing largest secular growth trend. RF and secure processing content expansion on key DoD programs Low Risk Growth Strategy Scalable business, engineering and manufacturing platform to facilitate future acquisitions Business Platform Built to Scale Successful business transformation. Double-digit revenue growth with strong profitability

14 © 2016 Mercury Systems, Inc. Mercury’s vision is to be the… Leading commercial provider of secure sensor and mission processing subsystems

Business model built for speed, innovation and affordability…

- Traditional COTS board model broken (“Plug-n-Pray”)
  - Product procurement cost low
  - Large hidden integration costs
  - Lower Prime IR&D spending
  - COTS lifecycle support difficult
- Defense procurement reform
  - Less Government-funded cost-plus integration
  - Under firm fixed price, Prime bears risk and expense
- Acquired and pre-integrating sensor chain technologies
  - More affordable, lower risk, simplifies supply chain
  - Open architectures and open middleware speed adoption


Traditional COTS Model “Plug-n-Pray”
Classified Prime/Gov’t IP
Proprietary Middleware
Operating System
COTS
COTS
COTS
36+ months Time to Market
Government
Mercury Pre-integrated Secure Sensor and Mission Processing Subsystems
Classified Prime/Gov’t IP
Application Ready Software Toolkit
Open Middleware
RF
Digital
Secure Processing
12 months Time to Market
Primes

…as customers seek affordable outsourced pre-integrated subsystems

© 2016 Mercury Systems, Inc.
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16 © 2016 Mercury Systems, Inc. Highest Safety Design Assurance Levels (DAL) SPEED SWaP SOFTWARE SECURITY Highest Performance Processing Best Size, Weight and Power (SWaP) Industry-leading Embedded Security Most Advanced Open Middleware SAFETY Only high-tech commercial company with the technology… …and domain expertise for secure sensor and mission processing Safe and Secure Sensor and Mission Processing Solutions ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE

From highly leveraged Teraflop modules and RF subassemblies…


NEW
Secure
Multi-Chip
Modules
NEW
Safety-certified
Mission and Platform
Management Subsystems
Secure
Sensor Processing
Subsystems
NEW
Secure C2
Rackmount Servers
Secure C2
Blade Servers
NEW
Miniature RF
Transceivers
Integrated
Microwave Assemblies
RF & Microwave
MOSA Building Blocks
RF and EW
Subsystems

…to secure sensor, platform and mission processing subsystems

© 2016 Mercury Systems, Inc.
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18 © 2016 Mercury Systems, Inc. Mercury’s capabilities and opportunity for growth… …are aligned to DoD investment priorities Pacific Pivot & Third Offset: Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation. Greater demand for onboard processing Aging Platform Modernization: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade electronics on aging military platforms International and Foreign Military Sales: Upgrade subsystems with security for export to expand addressable market, grow revenues and access international customer R&D funding

Platform, sensor and mission electronics are integrated at the Tier 1 level by large Defense Prime contractors



Defense Platform Value Chain
Sensor Processing
RF Microwave & Millimeter Wave
Platform & Mission Processing
Systems Integration
Prime
F-16
MALD-J
F-35
Mission / Integrated Systems
Tier 1
Radar
EW Payload
Glass cockpit
Integrated Subsystems
Tier 2
Antenna Array
RF Seeker
Flight Management System
Standalone Subsystems
Radar Processor
Transceiver
Mission Computer
Modules
DSP Processor
Multi-function Module
SBC Processor
Tier 3
Components
Device
Amplifier
SIP

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

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Historically, Mercury was a Tier 3 sensor processing product provider


Defense Platform Value Chain
Systems Integration
Mission / Integrated Systems
Integrated Subsystems
Standalone Subsystems
Modules
Components
Prime
Tier 1
Tier 2
Tier 3
Sensor Processing
RF Microwave & Millimeter Wave
Platform & Mission Processing
F-16
MALD-J
F-35
Radar
EW Payload
Glass cockpit
Antenna Array
RF Seeker
Flight Management System
Radar Processor
Transceiver
Mission Computer
DSP Processor
Multi-function Module
SBC Processor
Device
Amplifier
SIP

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

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We moved into RF and up the value chain, to Tier 2, and are providing commercially-developed pre-integrated subsystem solutions


Defense Platform Value Chain
Systems Integration
Mission / Integrated Systems
Integrated Subsystems
Standalone Subsystems
Modules
Components
Prime
Tier 1
Tier 2
Tier 3
Sensor Processing
RF Microwave & Millimeter Wave
Platform & Mission Processing
F-16
MALD-J
F-35
Radar
EW Payload
Glass cockpit
Antenna Array
RF Seeker
Flight Management System
Radar Processor
Transceiver
Mission Computer
DSP Processor
Multi-function Module
SBC Processor
Device
Amplifier
SIP

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

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The acquisition of CES moves Mercury into a large adjacent market leveraging our expertise, program base and channel


Defense Platform Value Chain
Systems Integration
Prime
Mission / Integrated Systems
Tier 1
Integrated Subsystems
Tier 2
Standalone Subsystems
Modules
Tier 3
Components
Sensor Processing
RF Microwave & Millimeter Wave
Platform & Mission Processing
F-16
MALD-J
F-35
Radar
EW Payload
Glass cockpit
Antenna Array
RF Seeker
Flight Management System
Radar Processor
Transceiver
Mission Computer
DSP Processor
Multi-function Module
SBC Processor
Device
Amplifier
SIP

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

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Platform and mission systems both have significant electronics content, which is broken down into seven primary segments

Aerospace & Defense Platform Electronics Content

	Platform Systems	C4I / Mission Systems		Sensor / EW Mission Systems			
		Mission Systems					
	Platform Management	**Mission Management**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**
							
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro Optical / Infrared***	***Acoustics***
Definition	Control & operation of platform	Processing & exploitation of information	Dissemination of information	Offensive & defensive exploitation of EM spectrum	Use of RF signal to detect, track, and ID	Thermographic camera which provides video output	Sound pulses to determine object location
Example	Platform Management Computer	Platform Combat Systems	Tactical Data Link, SATCOM	EA, ECM, EP SIGINT	AESA, Seeker, Tracking	FMV, WAMI	Sonar
2016 Market Size $B	$14.3B 2.1% CAGR '15-20	$15.2B 0.6% CAGR '15-20	$13.4B 2.3% CAGR '15-20	$11.0B 4.4% CAGR '15-20	$12.2B 4.0% CAGR '15-20	$8.0B 4.0% CAGR '15-20	$3.0B 5.4% CAGR '15-20

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

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24 © 2016 Mercury Systems, Inc. We started out providing Radar processing modules Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location Platform Management Computer Platform Combat Systems Tactical Data Link, SATCOM EA, ECM, EP SIGINT AESA, Seeker, Tracking FMV, WAMI Sonar $14.3B 2.1% CAGR ‘15-20 $15.2B 0.6% CAGR ‘15-20 $13.4B 2.3% CAGR ‘15-20 $11.0B 4.4% CAGR ‘15-20 $12.2B 4.0% CAGR ‘15-20 $8.0B 4.0% CAGR ‘15-20 $3.0B 5.4% CAGR ‘15-20 D ef in it io n Ex am p le Aerospace & Defense Platform Electronics Content C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems 2 0 1 6 M ar ke t Si ze $ B Source: RSAdvisors research & analysis

25 © 2016 Mercury Systems, Inc. Through a series of capability-led acquisitions, we successfully penetrated the EW market and expanded our Radar content Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location Platform Management Computer Platform Combat Systems Tactical Data Link, SATCOM EA, ECM, EP SIGINT AESA, Seeker, Tracking FMV, WAMI Sonar $14.3B 2.1% CAGR ‘15-20 $15.2B 0.6% CAGR ‘15-20 $13.4B 2.3% CAGR ‘15-20 $11.0B 4.4% CAGR ‘15-20 $12.2B 4.0% CAGR ‘15-20 $8.0B 4.0% CAGR ‘15-20 $3.0B 5.4% CAGR ‘15-20 D ef in it io n Ex am p le Aerospace & Defense Platform Electronics Content C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems 2 0 1 6 M ar ke t Si ze $ B Source: RSAdvisors research & analysis

26 © 2016 Mercury Systems, Inc. Most recently, we moved into platform management and combat system processing through our secure rackmount and blade servers Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location Platform Management Computer Platform Combat Systems Tactical Data Link, SATCOM EA, ECM, EP SIGINT AESA, Seeker, Tracking FMV, WAMI Sonar $14.3B 2.1% CAGR ‘15-20 $15.2B 0.6% CAGR ‘15-20 $13.4B 2.3% CAGR ‘15-20 $11.0B 4.4% CAGR ‘15-20 $12.2B 4.0% CAGR ‘15-20 $8.0B 4.0% CAGR ‘15-20 $3.0B 5.4% CAGR ‘15-20 D ef in it io n Ex am p le C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems 2 0 1 6 M ar ke t Si ze $ B Source: RSAdvisors research & analysis Aerospace & Defense Platform Electronics Content

27 © 2016 Mercury Systems, Inc. We continue to expand our processing addressable market by moving into platform management, mission computing and comm’s processing Platform Management Mission Management Comms EW Radar EO/IR Acoustics Avionics / Vetronics Command & Control / Battle Management Dedicated Communications Electronic Warfare Radar Electro Optical / Infrared Acoustics Control & operation of platform Processing & exploitation of information Dissemination of information Offensive & defensive exploitation of EM spectrum Use of RF signal to detect, track, and ID Thermographic camera which provides video output Sound pulses to determine object location Platform Management Computer Platform Combat Systems Tactical Data Link, SATCOM EA, ECM, EP SIGINT AESA, Seeker, Tracking FMV, WAMI Sonar $14.3B 2.1% CAGR ‘15-20 $15.2B 0.6% CAGR ‘15-20 $13.4B 2.3% CAGR ‘15-20 $11.0B 4.4% CAGR ‘15-20 $12.2B 4.0% CAGR ‘15-20 $8.0B 4.0% CAGR ‘15-20 $3.0B 5.4% CAGR ‘15-20 D ef in it io n Ex am p le C4I Mission Systems Sensor/EW Mission Systems Platform Systems Mission Systems C4I / Mission Systems Sensor / EW Mission Systems 2 0 1 6 M ar ke t Si ze $ B Source: RSAdvisors research & analysis Aerospace & Defense Platform Electronics Content

28 © 2016 Mercury Systems, Inc. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Market Definition & Segmentation The global A&D electronics systems market is ~$91B in 2016 US Defense is ~$41B and Commercial Aerospace ~$20B Transport Jet Platform Mgmt $15.1B (4-5%) U.S. DoD Platform Mgmt $8.7B (2-3%) U.S. Total: $40.9B (2-3%) U.S. DoD C4I Mission Systems $18.1B (1-2%) RoW Defense Platform Mgmt $4.7B (2-3%) RoW Defense C4I Mission Systems $10.1B (2-3%) RoW Defense Sensor/EW Mission Systems $15.1B (4-5%) U.S. DoD Sensor / EW Mission Systems $14.1B (3-4%) Defense Total: $70.8B (2-3%) RoW Total: $29.9B (3-4%) Business Jet Platform Mgmt $4.0B (8-9%) R/C Platform Mgmt $0.8B (5-6%) Commercial Total: $19.9B (5-6%) Global A&D Electronics Systems: $90.7B in 2016 (5-year CAGR range: 3-4% total) Sources: Teal Group; RSAdvisors research & analysis

29 © 2016 Mercury Systems, Inc. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Tier 2 Compute: $3.6B (4-5%) Tier 2 Compute: $2.8B (3-4%) Tier 2 Compute: $1.9B (4-5%) Tier 2 Comp: $1.0B (9-10%) Tier 2 Compute: $3.9B (5-6%) Tier 2 Comp’ $1.1B (4-5%) Tier 2 Compute: $1.6B (4-5%) Tier 2 Compute: $3.8B (5-6%) Market Definition & Segmentation The Tier 2 total addressable embedded computing market is $19.7B Only a fraction of Tier 2 compute content is currently outsourced Transport Jet Platform Mgmt $15.1B (4-5%) U.S. DoD Platform Mgmt $8.7B (2-3%) U.S. Total: $40.9B (2-3%) U.S. DoD C4I Mission Systems $18.1B (1-2%) RoW Defense Platform Mgmt $4.7B (2-3%) RoW Defense C4I Mission Systems $10.1B (2-3%) RoW Defense Sensor/EW Mission Systems $15.1B (4-5%) U.S. DoD Sensor / EW Mission Systems $14.1B (3-4%) Defense Total: $70.8B (2-3%) RoW Total: $29.9B (3-4%) Business Jet Platform Mgmt $4.0B (8-9%) R/C Platform Mgmt $0.8B (5-6%) Commercial Total: $19.9B (5-6%) Global A&D Electronics Systems: $90.7B in 2016 (5-year CAGR range: 3-4% total) Tier 2 Embedded Computing Systems: $19.7B in 2016 (5-year CAGR range: 5-6% total) Sources: Teal Group; RSAdvisors research & analysis

30 © 2016 Mercury Systems, Inc. Global A&D Electronics Systems: $90.7B in 2016 (5-year CAGR range: 3-4% total) Tier 2 Embedded Computing Systems: $19.7B in 2016 (5-year CAGR range: 5-6% total) Tier 2 RF: $8.6B in 2016 (5-year CAGR range: 4-5% total) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Tier 2 Compute: $3.6B (4-5%) Tier 2 Compute: $2.8B (3-4%) Tier 2 Compute: $1.9B (4-5%) Tier 2 Comp: $1.0B (9-10%) Tier 2 Compute: $3.9B (5-6%) Tier 2 Comp’ $1.1B (4-5%) Tier 2 Compute: $1.6B (4-5%) Tier 2 Compute: $3.8B (5-6%) Tier 2 RF: EW $1.3B (6-7%) Tier 2 RF: Radar $1.2B (2-3%) Tier 2 RF: Comm’s $1.4B (2-3%) Tier 2 RF: EW $1.1B (5-6%) Tier 2 RF: Radar $1.2B (2-3%) Tier 2 RF: Comm’s $1.4B (4-5%) Tier 2 RF: GNC $0.3B (7-8%) Tier 2 RF: GNC $0.1B (7-8%) Tier 2 RF: Comm;s $0.15B (5-6%) Tier 2 RF: Comm’s $0.04B (8-9%) Market Definition & Segmentation The Tier 2 RF total addressable market is an additional $8.6B Only a fraction of the Tier 2 RF content is currently outsourced Transport Jet Platform Mgmt $15.1B (4-5%) U.S. DoD Platform Mgmt $8.7B (2-3%) U.S. Total: $40.9B (2-3%) U.S. DoD C4I Mission Systems $18.1B (1-2%) RoW Defense Platform Mgmt $4.7B (2-3%) RoW Defense C4I Mission Systems $10.1B (2-3%) RoW Defense Sensor/EW Mission Systems $15.1B (4-5%) U.S. DoD Sensor / EW Mission Systems $14.1B (3-4%) Defense Total: $70.8B (2-3%) RoW Total: $29.9B (3-4%) Business Jet Platform Mgmt $4.0B (8-9%) R/C Platform Mgmt $0.8B (5-6%) Commercial Total: $19.9B (5-6%) Sources: Teal Group; RSAdvisors research & analysis

31 © 2016 Mercury Systems, Inc. Mercury’s internal investments and acquisitions have increased our addressable market 7.5x and opportunity for future growth Captive outsourcing is our largest secular growth opportunity 0.6 1.9 3.6 12.5 27.9 19.1 8.2 0 5 10 15 20 25 30 35 Historic Addressable Market Mercury Market Expansion Current Addressable Market Mercury's Tier 2 Addressable Market ($B) Compute RF US Defense Tier 2 Outsource Est. * U.S. Defense Tier 2 Compute & RF Global Tier 2 Compute & RF Compute 19.7 RF 8.2 Comm'l Aerospace 5.1 U.S. Defense 12.5 RoW Defense 10.3 Sensor/EW Mission Systems 12.2 C4I Mission Systems 7.2 Platform Mgmt 3.4 Transport Jet 4.1 Business Jet 1.0 Sources: RSAdvisors research & analysis; * Mercury Systems US Defense Outsource Est. * $1.9 Global Tier 2 excl. US Defense Outsource $26.0

32 © 2016 Mercury Systems, Inc. • Fill capability gaps: mission computing, safety-critical platform management • Become leading provider of secure and safety-critical processing subsystems • Performance, security and safety in demand from our strategic accounts • Disintermediate product competitors facilitating greater Prime outsourcing • Substantial expansion in Tier 2 compute addressable market • Capture additional program content by leveraging existing sales channel • Facilitates continued organic and acquisition-related growth Strategic rationale for CES acquisition Highly aligned with our existing strategy and business

33 © 2016 Mercury Systems, Inc. We continue to execute on a focused M&A strategy Strong Strategic Rationale       Expands Addressable Market       Revenue & Cost Synergies       Accretive in Short Term       Learn Market Add Capabilities Scale Business Leverage Channel Disciplined Approach to M&A * Represents carve-out acquisition from Microsemi Corp. *

34 © 2016 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • Pioneering a next-generation defense electronics business model • Unique technology and capabilities on key production programs • Substantial total addressable market expansion enabling future growth • Low-risk content expansion growth strategy with demonstrable progress • Largest secular growth opportunity captive Prime outsourcing • Above industry-average growth; dramatic improvement in profitability • Business platform built to grow and scale through future acquisitions

35 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Agenda • Strategy & Business Update • Growth Strategy at Work – Didier Thibaud Executive Vice President & COO • Financial Update • Q&A

Growth strategy driving program content and market expansion

	Aerospace & Defense Platform Electronics Content						
		Mission Systems					
	Platform Systems	C4I / Mission Systems		Sensor / EW Mission Systems			
	Platform Management	**Mission Management**	**Comms**	**EW**	**Radar**	**EO/IR**	**Acoustics**
							
	Avionics / Vetronics	*Command & Control / Battle Management*	*Dedicated Communications*	*Electronic Warfare*	*Radar*	*Electro Optical / Infrared*	*Acoustics*
Definition	Control & operation of platform	Processing & exploitation of information	Dissemination of information	Offensive & defensive exploitation of EM spectrum	Use of RF signal to detect, track, and ID	Thermographic camera which provides video output	Sound pulses to determine object location
Example	Platform Management Computer	Platform Combat Systems	Tactical Data Link, SATCOM	EA, ECM, EP SIGINT	AESA, Seeker, Tracking	FMV, WAMI	Sonar
Programs	Tanker	Aegis P-8	Reaper Triton NMT FAB-T	SEWIP B2, B3 SSEE DEWS, AIDEWS SIRFC	F-16 SABR LRDR Patriot RDP SDB-II	Gorgon Stare	

Source: RSAdvisors research & analysis

© 2016 Mercury Systems, Inc.

36

37 © 2016 Mercury Systems, Inc. Radar potential program value from $238M to $683M Naval surface fleet growth strategy in action Aegis ballistic missile defense Radar • Radar: – Aegis FMS – Aegis processing refresh – Aegis RF content expansion RADAR PROCESSING AIR TRAFFIC CONTROL BALLISTIC MISSILE DEFENSE MRCY Designed In

38 © 2016 Mercury Systems, Inc. EW expansion driving potential growth from $370M to $579M Naval surface fleet growth strategy in action Domestic fleet electronic warfare and signal intelligence upgrades • Radar: – Aegis FMS – Aegis processing refresh – Aegis RF content expansion • Electronic warfare (EW): – SEWIP Block 2 – SEWIP LIMA – SEWIP Block 3 • Signals intelligence: – SSEE Naval SIGINT RADAR PROCESSING AIR TRAFFIC CONTROL BALLISTIC MISSILE DEFENSE ELECTRONIC ATTACK ELECTRONIC PROTECTION ELECTRONIC COUNTERMEASURES SIGINT MRCY Designed In

Naval surface fleet growth strategy in action

Navy Multiband Terminal (NMT) expansion into satellite communications and IFF

- Radar:
  - Aegis FMS
  - Aegis processing refresh
  - Aegis RF content expansion
- Electronic warfare (EW):
  - SEWIP Block 2
  - SEWIP LIMA
  - SEWIP Block 3
- Signals intelligence:
  - SSEE Naval SIGINT
- Mission systems:
  - Navy Multiband Terminal
  - IFF interrogators



P
RADAR PROCESSING
ATC
AIR TRAFFIC CONTROL
BMD
BALLISTIC MISSILE DEFENSE
IFF
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
SIGINT
SAT-COM

Total potential Naval surface fleet value from $627M to $1.3B

MRCY Designed In

© 2016 Mercury Systems, Inc.

39

Naval surface fleet growth strategy in action

Future market and content expansion in mission computing and platform management

- Radar:
  - Aegis FMS
  - Aegis processing refresh
  - Aegis RF content expansion
- Electronic warfare (EW):
  - SEWIP Block 2
  - SEWIP LIMA
  - SEWIP Block 3
- Signals intelligence:
  - SSEE Naval SIGINT
- Mission systems:
  - Navy Multiband Terminal
  - IFF
  - Battle management
  - Mission computing
- Platform management


P
RADAR PROCESSING
ATC
AIR TRAFFIC CONTROL
BMD
BALLISTIC MISSILE DEFENSE
M
MISSION COMPUTING
IFF
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
SIGINT
SAT-COM
TURRET & FC
RADIO COM
BM
BATTLE MANAGEMENT
NETWORK
STORAGE
MRCY Designed In
Future Expansion

Future growth opportunities in both processing and RF expansion

© 2016 Mercury Systems, Inc.

40

41 © 2016 Mercury Systems, Inc. Strategic account focus driving content expansion Missile defense growth strategy in action Patriot ground mobile missile defense • Ground mobile Radar – Patriot missile defense Radar processing • Platform management – Patriot fire control RADAR PROCESSING MRCY Designed In

42 © 2016 Mercury Systems, Inc. Ground missile defense driving potential growth $82M to $299M Missile defense growth strategy in action Aegis Ashore; Long Range Discrimination Radar (LRDR) fixed ballistic missile defense • Ground mobile Radar – Patriot missile defense Radar processing • Platform management – Patriot fire control • Ground fixed Radar – Aegis Ashore ballistic missile defense Radar processing – LRDR processing RADAR PROCESSING MRCY Designed In

43 © 2016 Mercury Systems, Inc. M&A should drive additional content expansion opportunities Missile defense growth strategy in action Recent acquisitions expand addressable market • Ground mobile Radar – Patriot missile defense Radar processing • Platform management – Patriot fire control • Ground fixed Radar – Aegis Ashore ballistic missile defense Radar processing – LRDR processing – RF antenna content expansion • Mission systems and platform management expansion BATTLE MANAGEMENT RADAR PROCESSING MISSION COMPUTING ANTENNA COMMS C2 Future Expansion MRCY Designed In

44 © 2016 Mercury Systems, Inc. Airborne Radar programs driving value from $409M to $970M Manned airborne growth strategy in action Leadership in Radar processing • Radar processing: – F-16, F-22, F-35, B1, P-8, E2-D AIRBORNE SURVEILLANCE RADAR PROCESSING MRCY Designed In

45 © 2016 Mercury Systems, Inc. EW driving additional value from $188M to $424M Manned airborne growth strategy in action Expansion into electronic warfare applications • Radar processing: – F-16, F-22, F-35, B1, P-8, E2-D • Electronic warfare: – Fighter: DEWS, AIDEWS – Helicopter: SIRFC – Widebody: AWACS – Pod: Filthy Badger & Buzzard AIRBORNE SURVEILLANCE RADAR PROCESSING ELECTRONIC ATTACK ELECTRONIC PROTECTION ELECTRONIC COUNTERMEASURES MRCY Designed In

Manned airborne growth strategy in action

M&A-driven content expansion in mission computing and platform management

- Radar processing:
  - F-16, F-22, F-35, B1, P-8, E2-D
- Electronic warfare:
  - Fighter: DEWS, AIDEWS
  - Helicopter: SIRFC
  - Widebody: AWACS
  - Pod: Filthy Badger & Buzzard
- Platform management
  - KC-46
- Mission systems
  - SatCom pod


AIRBORNE SURVEILLANCE
P
RADAR PROCESSING
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
NETWORK
SAT-COM

Mission computing expected to drive additional growth

MRCY Designed In

© 2016 Mercury Systems, Inc.

46

Manned airborne growth strategy in action

Future market and content expansion in mission computing and platform management

- Radar processing:
  - F-16, F-22, F-35, B1, P-8, E2-D
- Electronic warfare:
  - Fighter: DEWS, AIDEWS
  - Helicopter: SIRFC
  - Widebody: AWACS
  - Pod: Filthy Badger & Buzzard
- Platform management
  - KC-46
- Mission systems
  - SatCom pod
- Mission systems & platform management expansion



DISPLAY
AIRBORNE SURVEILLANCE
FLIGHT CONTROL
M
MISSION COMPUTING
P
RADAR PROCESSING
BM
BATTLE MANAGEMENT
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
NETWORK
SAT-COM
RADIO COM
SIGINT
MRCY Designed In
Future Expansion

Market expansion opening new opportunities for growth

© 2016 Mercury Systems, Inc.

47

48 © 2016 Mercury Systems, Inc. Radar, EO/IR programs value from $116M to $171M Unmanned airborne growth strategy in action Leadership in Radar and WAMI processing • Radar processing – Predator, Reaper, Global Hawk, Triton • Wide Area Motion Imagery – Gorgon Stare WAMI RADAR PROCESSING WAMI MRCY Designed In

49 © 2016 Mercury Systems, Inc. Entering communications market will drive additional growth Unmanned airborne growth strategy in action Recent acquisitions added communications processing • Radar processing – Predator, Reaper, Global Hawk, Triton • Wide Area Motion Imagery – Gorgon Stare WAMI • Mission systems – Communications GROUND STATION RADAR PROCESSING WAMI SAT-COM MRCY Designed In

Unnamed airborne growth strategy in action

Recent and past acquisitions provide opportunities for future expansion

- Radar processing
  - Predator, Reaper, Global Hawk, Triton
- Wide Area Motion Imagery
  - Gorgon Stare WAMI
- Mission systems
  - Communications
  - Mission computing
  - Networking
- Electronic warfare
  - SIGINT
  - EA/EP/ECM
- Platform management
  - Flight controls
  - Storage systems



FMV
C2
AIRBORNE SURVEILLANCE
M
MISSION COMPUTING
P
RADAR PROCESSING
RADIO COM
WAMI
NETWORK
EA
ELECTRONIC ATTACK
EP
ELECTRONIC PROTECTION
ECM
ELECTRONIC COUNTERMEASURES
STORAGE
FLIGHT CONTROL
SAT-COM
GROUND SURVEILLANCE
SIGINT
GROUND STATION
MRCY Designed In
Future Expansion

New M&A opening broad range of opportunities

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50

51 © 2016 Mercury Systems, Inc. Market expansion driving growth from $191M to $417M Market expansion to smart munitions • PGK – Precision Guidance Kit for large caliber traditional munitions • Paveway – Laser guided bomb • SDB II – Next-generation Small Diameter Bomb • MALD – Miniature Air Launched Decoy MISSION COMPUTING NAVIGATION SEEKER JAMMER MRCY Designed In

52 © 2016 Mercury Systems, Inc. • Designed in on well-funded, long-standing programs of record • Aligned with DoD strategy and in growing areas of the budget • Leveraging long-standing relationships with key strategic accounts • Driving content and market expansion through acquisitions • Technologies and product portfolio enabling growth Market & content expansion strategy driving growth

53 © 2016 Mercury Systems, Inc. © 2016 Mercury Systems, Inc. Agenda • Strategy & Business Update • Growth Strategy at Work • Financial Update – Gerry Haines Executive Vice President & CFO • Q&A

54 © 2016 Mercury Systems, Inc. …creating an opportunity for growth and strong returns We are pioneering a next-generation business model… • Start with commercially available technology • Internal R&D funds the development of modular, reusable, open innovations • Pre-integration improves affordability, time to market • Rapid customization and adaptation to platform • Mature technologies and manufacturing lower cost and reduce risk • Support rapidly changing commercial technology for a decade or more Fund Develop Integrate Mature Support Adapt Commercially Adapted Technologies

55 © 2016 Mercury Systems, Inc. Mercury’s position is very strong… …with growth and profitability outpacing industry averages •Budget deal yielded first increases in 5 years •Targeted market segments remain strong • Franchise programs moving into full-rate production •Next-gen programs being awarded •Budget growth creates new opportunities The defense environment has improved since FY13 •Acquired capabilities drive content and market expansion •Improved cost structure yields continued operating leverage •Adding content on long-standing, well-funded franchise programs • Backlog has more than doubled since FY13 •FY17 forecast based on strong programs Strategic and financial actions positioned us well

56 © 2016 Mercury Systems, Inc. • Acquired businesses brought wide array of new programs & capabilities • Content expansion drives outsized growth in existing programs • New design wins have expanded the program portfolio • Result is expanded, diversified, growing base of programs and content • Broader portfolio yields lower program risk Mercury has broadened its base… …through strategic acquisitions and investment

57 © 2016 Mercury Systems, Inc. …which in turn is driving strong actual results Acquisitions and investments driving significant opportunity growth… • Low-risk content expansion growth strategy • Key production programs • Total potential value grew 2.4x to $3.8B in 4 years • Converted 1.1x of possible to probable value in 3 years • After 4 years, RF now represents ~50% of opportunity pipeline • Opportunities driven by Radar (58%) and EW (33%) Note: Refer to Appendix for definitions of “Probable” and “Possible”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. 1,770 1,593 2,030 1,074 1,133 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 FY13 FY13-FY17 Increase FY17 Top 30 Programs Estimated Lifetime Value ($M) Compute RF 3,800 Probable Possible Possible 2,207

58 © 2016 Mercury Systems, Inc. Organic and acquisition growth strategy is working well • Greater program diversity today than in FY13 • 4 continuing programs growing >2.5x since FY13 • 6 other programs comprise 40% of FY17E top 10 revenue Note: *Estimated FY17 amounts are based on the Company’s full year guidance included in its most recent earnings release. 38 166 0 50 100 150 200 250 300 350 400 FY13 Growth FY17E* Revenue Growth FY13-FY17E ($M) Top 10 Programs Top 30 Programs 128 6 Programs 4 Program Growth 4 Programs

59 © 2016 Mercury Systems, Inc. Organic and acquisition growth strategy is working well • Greater program diversity today than in FY13 • 4 continuing programs growing >2.5x since FY13 • 6 other programs comprise 40% of FY17E top 10 revenue • Grown, added and acquired future top programs • 16 other programs comprise 42% of FY17E top 30 revenue 14 Programs Note: *Estimated FY17 amounts are based on the Company’s full year guidance included in its most recent earnings release. 75 0 50 100 150 200 250 300 350 400 FY13 Growth FY17E* Revenue Growth FY13-FY17E ($M) 243 Top 30 Programs 168 Top 30 Programs 16 Programs 14 Programs 14 Program Growth

60 © 2016 Mercury Systems, Inc. Organic and acquisition growth strategy is working well 14 Programs • Greater program diversity today than in FY13 • 4 continuing programs growing >2.5x since FY13 • 6 other programs comprise 40% of FY17E top 10 revenue • Grown, added and acquired future top programs • 16 other programs comprise 42% of FY17E top 30 revenue • Acquisitions and organic growth driving dramatic FY17 revenue increase • Size, breadth and diversity of programs have increased 194 All Other Programs All Other Programs 0 50 100 150 200 250 300 350 400 FY13 Growth FY17E Revenue Growth FY13-FY17E ($M) 370 - 380 181 Top 30 Programs 14 Programs Acquired(1) Combined Program Growth(1) (2) Note: (1) Acquired represents approximately $100 million of pro forma FY16 revenue from acquisition completed May 2, 2016. Combined Program Growth includes expected increases in both acquired and organic program revenue. (2) Estimated FY17 amounts are based on the Company’s full year guidance included in its most recent earnings release. CAGR is based on the mid-point of FY17 guidance range.

61 © 2016 Mercury Systems, Inc. Strong revenue growth and operating leverage… …yielded dramatic growth in adjusted EBITDA Notes: (1) Fiscal years ended June 30; FY13-16 figures are as reported in the Company’s Form 10-Ks. (2) Estimate based upon guidance from the Company’s most recent earnings release. CAGR assumes revenue at the mid-point of the range. (3) LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs. 194 209 235 270 370 - 380 239 299 5% $9.9M 11% $23.5M 19% $44.4M 21% $57.3M 20% $48.3M 21% $63.7M 22%-23% $83M-$87M 0% 10% 20% 30% 40% 0 50 100 150 200 250 300 350 400 FY13 FY14 FY15 FY16 FY17E⁽²⁾ LTM Q1 FY16 LTM Q1 FY17 Revenue to Adjusted EBITDA trends Mercury Revenue ($M) Mercury Adj EBITDA (%, $M)

62 © 2016 Mercury Systems, Inc. Double digit revenue growth was accompanied by... …gross margin improvement and operating expense leverage Notes: • FY13-16 figures are as reported in the Company’s Form 10-Ks and Form 10-Qs, except as noted below. • The first three quarters of FY16 were subsequently adjusted for the reclassification of sustaining engineering expenses from Cost of Revenues to Research and Development. The impacts were $0.8M, $1.2M and $0.9M for the 1st quarter, 2nd quarter and 3rd quarter of fiscal 2016, respectively. • LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs, except as noted above. 46 46 50 52 51 51 53 54 54 57 60 64 58 60 66 85 88 239 299 42% 36% 42% 41% 43% 48% 46% 46% 44% 47% 47% 49% 48% 49% 48% 45% 45% 48% 46% 67% 52% 46% 48% 50% 51% 48% 46% 43% 41% 37% 36% 43% 39% 37% 36% 41% 39% 38% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 20 40 60 80 100 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 LTM Q1 FY16 LTM Q1 FY17 Revenue GM% Opex % R ev en u e ($ M ) GM / O p ex (% )

63 © 2016 Mercury Systems, Inc. FY13-FY16 Adjusted EBITDA CAGR of 79% 1.2 0.6 4.7 3.5 3.3 5.2 7.8 7.2 8.0 10.7 11.5 14.2 11.8 12.6 14.6 18.3 18.2 48.3 63.7 3% 1% 9% 7% 7% 10% 15% 13% 15% 19% 19% 22% 20% 21% 22% 21% 21% 20% 21% 0% 5% 10% 15% 20% 25% 0 5 10 15 20 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 LTM Q1 FY16 LTM Q1 FY17 Adj EBITDA $M Adj. EBITDA Margin (%) Notes: • FY13-16 figures are as reported in the Company’s Form 10-Ks and Form 10-Qs. • Adjusted EBITDA is income from continuing operations before interest income and expense, income taxes, depreciation, amortization of intangible assets, restructuring and other charges, impairment of long-lived assets, acquisition and financing costs, fair value adjustments from purchase accounting, litigation and settlement income and expense, and stock-based compensation expense. • LTM figures are based on the trailing four fiscal quarters using information reported in the Company’s Form 10-Ks and Form 10-Qs.

64 © 2016 Mercury Systems, Inc. FY13-FY16 backlog CAGR of 28%... …yielded record backlog and revenue coverage exiting FY16 Notes: (1) Revenue Coverage Ratio = 12-month ending backlog/Next 12 months Revenue (or initial revenue estimate for current/future year). (2) Estimate based upon guidance from the Company’s most recent earnings release. 109 144 166 239 247 136 174 208 288 296 0 50 100 150 200 250 300 FY13 FY14 FY15 FY16 Q1 FY17 Mercury Ending Backlog ($M) 12-Month Ending Backlog Total Ending Backlog 52% 61% Fwd Revenue Coverage Ratio⁽¹⁾ 62% 63% - 65% Estimate(2)

65 © 2016 Mercury Systems, Inc. Strong performance in FY16 15% revenue and 29% adjusted EBITDA growth YoY In millions, except percentage and per share data FY15⁽¹⁾ FY16⁽²⁾ Change Backlog $208 $288 38% Revenue $235 $270 15% Gross Margin(²) 47% 47% - Operating Expenses(²) $91.9 $103.6 12.7% Adjusted OpEx (% of revenue)(3) 38% 36% (2) pts GAAP Income(4) $14.4 $19.7 37% GAAP EPS $0.44 $0.56 27% Adjusted EPS(5) $0.82 $0.96 17% Adj. EBITDA(5) $44.4 $57.3 29% Notes: (1) FY15 and FY16 figures are as reported in the Company’s Form 10-Ks, except as noted below. (2) FY16 was adjusted for the subsequent reclassification of $2.9M of sustaining engineering expenses from Cost of Revenues to Research and Development. (3) Excludes $3.3M of restructuring and acquisition costs and other related expenses from GAAP operating expenses in FY15 and $5.2M in FY16. (4) GAAP income from continuing operations. (5) Non-GAAP, see reconciliation table.

66 © 2016 Mercury Systems, Inc. Q1 FY17 vs. Q1 FY16 Q1 FY16 adjusted for applicable GAAP accounting changes (stock-based comp.) In millions, except percentage and per share data Q1FY16 Q1FY17 Change Revenue $58 $88 52% Gross Margin(1) 48% 45%(2) (3)pt Operating Expenses(1) $25.2 $35.7 42% GAAP Income(3) $2.9 $3.8 31% GAAP EPS(3) $0.08 $0.10 25% Adjusted EPS(4) $0.19 $0.22 16% Adj. EBITDA(4) $11.8 $18.2 54% Notes: (1) Q1FY16 figures are as reported in the Company’s Form 10-Q and were adjusted for the reclassification of $0.8M of sustaining engineering expenses from Cost of Revenues to Research and Development. (2) Includes $2.1 million negative impact of inventory valuation step-up from purchase accounting. (3) GAAP income from continuing operations. Q1FY16 figure is as reported in the Company’s Form 10-Q and was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was $0.9M, $0.9M and $0.02 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively. (4) Non-GAAP, see reconciliation table.

Q2 FY17 guidance vs. Q2 FY16 actual

In millions, except percentage and per share data	Q2FY16	Q2FY17[1]	Change
Revenue	$60	$91.0 - $95.0	51% - 57%
Gross Margin[2]	49%	46% - 47%[3]	(3)pt - (2)pt
Operating Expenses[2]	$23.4	$36 - $37	54% - 58%
GAAP Income[4]	$5.0	$2.7 - $4.5	(46%) - (11%)
GAAP EPS[4]	$0.15	$0.07 - $0.11	(53%) - (27%)
Adjusted EPS[5]	$0.23	$0.22 - $0.27	(4%) - 17%
Adj. EBITDA[5]	$12.6	$18.1 - $20.9	44% - 66%

Notes:
(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. Excludes the impact of the Company's recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.
(2) Q2FY16 figures are as reported in the Company's Form 10-Q and were adjusted for the reclassification of $1.2M of sustaining engineering expenses from Cost of Revenues to Research and Development.
(3) Includes $0.7 million negative impact of inventory valuation step-up from purchase accounting.
(4) Q2FY16 figure is as reported in the Company's Form 10-Q and was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was $0.2M, $0.2M and $0.01 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively.
(5) Non-GAAP, see reconciliation table.

© 2016 Mercury Systems, Inc.

67

68 © 2016 Mercury Systems, Inc. FY17 annual guidance In millions, except percentage and per share data FY16(1) FY17(2) Change Revenue $270 $370 - $380 37% - 41% GAAP Income(3) $19.7 $19.8 - $22.4 0% - 14% GAAP EPS $0.56 $0.50 - $0.56 (12%) - 0% Adjusted EPS(4) $0.96 $1.03 - $1.09 7% - 14% Adj. EBITDA(4) $57.3 $83.0 - $87.0 45% - 52% Notes: (1) FY16 figures are as reported in the Company’s Form 10-K. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. Excludes the impact of the Company’s recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) GAAP income from continuing operations. (4) Non-GAAP, see reconciliation table.

69 © 2016 Mercury Systems, Inc. New target business model beginning FY17 Notes: (1) FY15 figures are as reported in the Company’s Form 10-K , except as noted below in footnote 3. (2) The guidance included herein is from the Company’s most recent earnings release and is as of the date of that release. Excludes the impact of the Company’s recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed. (3) FY16 was adjusted for the subsequent reclassification of $2.9M of sustaining engineering expenses from Cost of Revenues to Research and Development. (4) GAAP income from continuing operations. (5) Non-GAAP, see reconciliation table. FY15⁽¹⁾ FY16⁽¹⁾ FY17(2) Revenue 100% 100% 100% 100% Gross Margin(3) 47% 47% 45% - 50% SG&A 21% 20% 16% - 18% R&D(3) 14% 13% 11% - 13% Amortization 3% 3% ~5% 4% - 5% GAAP Income(4) 6% 7% 5% - 6% NA Adj. EBITDA(5) 19% 21% 22% - 23% 22% - 26% New Target Business Model

Guidance: Strong performance track record

		Q1		Q2		Q3		Q4	
		Reported	Guidance	Reported	Guidance	Reported	Guidance	Reported	Guidance
2013	Revenue ($M)	49.4	51.0 - 57.0	49.8	43.0 - 49.0	54.1	44.0 - 50.0	55.4	48.0 - 54.0
	EPS ($)	(0.24)	(0.05) - 0.00	(0.16)	(0.24) - (0.17)	$0.03	(0.08) - (0.02)	(0.07)	(0.13) - (0.07)
2014	Revenue ($M)	53.9	48.0 - 54.0	53.1	48.0 - 54.0	55.5	50.0 - 56.0	53.7	52.0 - 56.0
	EPS ($)	(0.07)	(0.14) - (0.08)	(0.03)	(0.12) - (0.06)	(0.02)	(0.15) - (0.09)	(0.02)	(0.10) - (0.04)
2015	Revenue ($M)	54.1	50.0 - 55.0	57.1	54.0 - 58.0	59.6	56.0 - 60.0	64.1	62.0 - 64.0
	EPS ($)	0.02	(0.06) - (0.01)	0.09	0.01 - 0.05	0.14	0.10 - 0.14	0.18	0.10 - 0.13
2016	Revenue ($M)	58.4	54.0 - 59.0	60.4	58.0 - 61.0	65.9	63.0 - 67.0	85.4	65.5 - 68.5
	EPS ($)	0.08[(1)]	0.05 - 0.08	0.23[(2)]	0.15 - 0.18[(2)]	0.25	0.19 - 0.22	0.29	0.20 - 0.22
2017	Revenue ($M)	87.6	82.0 - 87.0		91.0 - 95.0[(3)]				
	EPS ($)	0.22	0.19 - 0.23		0.22 - 0.27[(3)]				

Notes:
(1) Q1FY16 was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was $0.9M, $0.9M and $0.02 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively.
(2) In Q2 FY16, the company changed the guidance from GAAP EPS to Adjusted EPS.
(3) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. Excludes the impact of the Company's recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.

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70

71 © 2016 Mercury Systems, Inc. Conservative balance sheet Ample liquidity, unused $100M credit facility, $400M Universal Shelf capacity Notes: (1) Does not reflect use of approximately $40 million in connection with acquisition of CES completed in Q2 of fiscal 2017. (2) $200 Term Loan A facility entered into on May 2, 2016 in connection with closing of Microsemi carve-out acquisition. FY15 FY16 Q1 FY17 (In millions) Actual Actual Actual ASSETS Cash & cash equivalents 77.6 81.7 77.3⁽¹⁾ Accounts receivable, net 53.8 95.9 85.7 Inventory, net 32.0 58.3 58.4 PP&E, net 13.2 28.3 31.4 Goodwill and intangibles, net 186.1 460.7 456.6 Other 24.2 11.6 12.7 TOTAL ASSETS 386.9 736.5 722.1 LIABILITIES AND S/E AP and other liabilities 36.8 71.2 57.4 Debt 0.0 192.3⁽ 2⁾ 190.2⁽ 2⁾ Total liabilities 36.8 263.5 247.6 Stockholders' equity 350.1 473.0 474.5 TOTAL LIABILITIES AND S/E 386.9 736.5 722.1

72 © 2016 Mercury Systems, Inc. CES transaction overview Acquired Creative Electronic Systems (“CES”) Privately-owned, defense-oriented, mission computing business Provides key capabilities in large, highly complementary growth markets Strong in mission computing, safety-critical avionics, and platform management Expected to be accretive to FY17 adjusted EBITDA and adjusted EPS Adjusted EBITDA margin expected to align with target model in FY18 as synergies are realized Substantial cost synergies anticipated as a percentage of acquired EBITDA Positive impact of run-rate synergies expected to be fully realized by end of fiscal 2018 Tuck-in transaction consistent with Mercury's market expansion strategy ~$38 million purchase price; ~$23 million in revenue for 12 months ended September 30, 2016

73 © 2016 Mercury Systems, Inc. • Improved defense environment, fast-moving streams enhance opportunities • Acquisitions have transformed top and bottom lines • Broader base of larger, more diversified programs • Record backlog enhances forward visibility, facilitates operational execution • Sustained growth & profitability, above industry-averages • Strong financial position supports organic growth and future M&A Poised for continued, profitable growth

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Management team

Demonstrated track record of double-digit defense revenue growth and improved profitability

Since 2007, Mercury management has successfully grown the Company's defense business, returned the Company to profitability, acquired and integrated several companies, and positioned Mercury as a leading pure-play defense electronics company.



Mark Aslett

President, Chief Executive Officer and Director

- Mark joined Mercury in 2007 as President and CEO
- In-depth experience that spans the technology industry, across a variety of markets including telecommunications, data networking, security, defense and life sciences
- Prior to joining Mercury, Mark was President and Chief Executive Officer of Enterasys Networks and held various positions with Marconi plc and its affiliated companies



Didier Thibaud

Executive Vice President, Chief Operating Officer

- Didier joined Mercury in 1995 and serves as EVP and COO. Prior positions include President of MCE, as well as managing the Company's Advanced Computing Solutions group and heading international subsidiaries
- Before joining Mercury, Didier was Technical Director and Account Manager for Horizon Technologies, where he specialized in the development of Services and System Integrations for European Defense and Commercial businesses



Gerry Haines

Executive Vice President, Chief Financial Officer and Treasurer

- Gerry joined Mercury in 2010 and is responsible for Mercury's financial and treasury functions, as well as the Company's security program and compliance and risk management functions
- Executive experience spanning defense, high-tech, biotech, alternative energy and manufacturing
- Prior to joining Mercury, Gerry was Executive Vice President at Verenium Corporation and held various positions with Enterasys Networks, Cabletron Systems, and Applied Extrusion Technologies



Michael Ruppert

Senior Vice President, Strategy and Corporate Development

- Michael is responsible for Mercury's corporate development activities, including strategy, planning and mergers and acquisitions
- Fifteen years of investment banking experience spanning mergers and acquisitions, capital formation, strategy development and execution in aerospace and defense markets
- Prior to joining Mercury, Michael was Co-Founder and Managing Partner of RSPartners, LLC and has held various positions with UBS Securities, Lehman Brothers and Lazard



Chris Cambria

Senior Vice President, General Counsel and Secretary

- Chris joined Mercury in 2016 and is responsible for the direction and management of Mercury's legal affairs, including support for mergers and acquisitions and corporate finance transactions
- More than 30 years' experience providing strategic oversight of legal and regulatory matters, managing major acquisition transactions and serving as a key advisor in rapidly growing business environments
- Prior to joining Mercury, Chris has served as Vice President, General Counsel, and Secretary of Aerojet Rocketdyne Holdings, Inc., and Senior Vice President and General Counsel at L-3 Communications Corp

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Q2 FY17 guidance (as of October 25th)

In millions, except percentage and per share data	Q2 FY16	Q2 FY17[1]	YoY Change
	Actual	Est. Range	
Revenue	$60	$91 - $95	51% - 57%
GAAP Income from continuing operations[2]	$5.0	$2.7 - $4.5	(46%) - (11%)
Adj. EBITDA[3]	$12.6	$18.1 - $20.9	44% - 66%
Adj EBITDA Reconciliation:			
Income (loss) from continuing operations	5.0	2.7 - 4.5	
Interest (income) expense, net	(0.0)	1.7	
Tax provision (benefit) [2]	1.4	1.4 - 2.4	
Depreciation	1.6	3.0	
Amortization of intangible assets	1.6	4.6	
Restructuring and other charges	0.2	0.0	
Impairment of long-lived assets	0.2	0.0	
Acquisition and financing costs	0.0	0.1	
Fair value adjustments from purchase accounting	0.0	0.7	
Litigation and settlement (income) expense, net	0.0	0.0	
Stock-based compensation expense	2.4	3.9	
Adj. EBITDA[3]	$12.6	$18.1 - $20.9	44% - 66%
GAAP EPS[2]	$0.15	$0.07 - $0.11	($0.08) to ($0.04)
Adjusted EPS[3]	$0.23	$0.22 - $0.27	$0.01 to $0.04

Notes:
(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. Excludes the impact of the Company's recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.
(2) Q2FY16 was adjusted for the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting. The tax benefit (provision) was $0.2M, $0.2M and $0.01 for GAAP income from continuing operations, tax provision (benefit) and GAAP EPS, respectively.
(3) Non-GAAP.

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FY17 guidance (as of October 25th)

In millions, except percentage and per share data	FY16	FY17[1]	YoY Change
	Actual	Est. Range	
Revenue	$270	$370 - $380	37% - 41%
GAAP Income from continuing operations	$19.7	$19.8 - $22.4	0% - 14%
Adj. EBITDA[2]	$57.3	$83.0 - $87.0	45% - 52%
Adj EBITDA Reconciliation:			
Income (loss) from continuing operations	19.7	19.8 - 22.4	
Interest (income) expense, net	1.0	6.9	
Tax provision (benefit)	5.5	7.4 - 8.8	
Depreciation	6.9	12.7	
Amortization of intangible assets	8.8	17.8	
Restructuring and other charges	1.2	0.3	
Impairment of long-lived assets	0.2	0.0	
Acquisition and financing costs	4.7	0.9	
Fair value adjustments from purchase accounting	1.4	2.8	
Litigation and settlement (income) expense, net	(1.9)	0.0	
Stock-based compensation expense	9.6	14.4	
Adj. EBITDA[2]	$57.3	$83.0 - $87.0	45% - 52%
GAAP EPS	$0.56	$0.50 - $0.56	($0.07) to $0.00
Adjusted EPS[2]	$0.96	$1.03 - $1.09	$0.07 to $0.13

Notes:

(1) The guidance included herein is from the Company's most recent earnings release and is as of the date of that release. Excludes the impact of the Company's recently announced definitive purchase agreement for the acquisition of CES Creative Electronic Systems SA. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. For purposes of modeling and guidance, we have assumed no restructuring, acquisition or financing-related expenses and an effective tax rate of approximately 35% in the period discussed.

(2) Non-GAAP.

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Adjusted EPS reconciliation

(000's)	FY13	FY14	FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17
Diluted net earnings (loss) per share[1][2]	$ (0.46)	$ (0.13)	$ 0.44	$ 0.08	$ 0.15	$ 0.13	$ 0.19	$ 0.56	$ 0.10
Income (loss) from continuing operations	$(13,782)	$ (4,072)	$ 14,429	$ 2,856	$ 5,040	$ 4,357	$ 7,489	$ 19,742	$ 3,819
Amortization of intangible assets	8,222	7,328	7,008	1,713	1,638	1,754	3,737	8,842	4,602
Restructuring and other charges	7,060	5,443	3,175	338	221	409	272	1,240	297
Impairment of long-lived assets	-	-	-	-	231	-	-	231	-
Acquisition and financing costs	318	-	451	2,298	25	1,726	653	4,702	553
Fair value adjustments from purchase accounting	2,293	-	-	-	-	-	1,384	1,384	2,077
Litigation and settlement expenses	-	-	-	-	-	-	(1,925)	(1,925)	-
Stock-based compensation expense	7,854	8,999	8,640	2,702	2,392	2,149	2,330	9,573	3,632
Impact to income taxes[2]	(8,776)	(5,772)	(6,733)	(3,466)	(1,722)	(1,978)	(2,808)	(9,975)	(6,085)
Adjusted income from continuing operations	$ 3,189	$ 11,926	$ 26,970	$ 6,441	$ 7,825	$ 8,417	$ 11,132	$ 33,814	$ 8,895
Diluted adjusted net earnings per share [1]	$ 0.10	$ 0.38	$ 0.82	$ 0.19	$ 0.23	$ 0.25	$ 0.29	$ 0.96	$ 0.22
Weighted-average shares outstanding:									
Basic	30,128	31,000	32,114	32,778	33,120	33,251	37,811	34,241	38,865
Diluted	30,492	31,729	32,939	33,616	33,831	33,991	38,954	35,097	39,865

Notes:
(1) Numbers shown are in cents.
(2) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter, respectively. The GAAP EPS impacts were $0.02, $0.01, $0.00, and ($0.03) for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter, respectively.

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Adjusted EBITDA reconciliation

(000'S)	FY13	FY14	FY15	Q1 FY16	Q2 FY16	Q3 FY16	Q4 FY16	FY16	Q1 FY17
Income (loss) from continuing operations[1]	$(13,782)	$ (4,072)	$ 14,429	$ 2,856	$ 5,040	$ 4,357	$ 7,489	$ 19,742	$ 3,819
Interest expense (income), net	31	40	13	(22)	(21)	(36)	1,120	1,041	1,782
Tax provision (benefit)[1]	(10,501)	(1,841)	4,366	368	1,433	2,642	1,101	5,544	(1,259)
Depreciation	8,445	7,625	6,332	1,588	1,620	1,565	2,127	6,900	2,718
Amortization of intangible assets	8,222	7,328	7,008	1,713	1,638	1,754	3,737	8,842	4,602
Restructuring and other charges	7,060	5,443	3,175	338	221	409	272	1,240	297
Impairment of long-lived assets	-	-	-	-	231	-	-	231	-
Acquisition and financing costs	318	-	451	2,298	25	1,725	653	4,701	553
Fair value adjustments from purchase accounting	2,293	-	-	-	-	-	1,384	1,384	2,077
Litigation and settlement expenses	-	-	-	-	-	-	(1,925)	(1,925)	-
Stock-based compensation expense	7,854	8,999	8,640	2,702	2,392	2,150	2,330	9,574	3,632
Adjusted EBITDA	$ 9,940	$ 23,522	$ 44,414	$ 11,841	$ 12,579	$ 14,566	$ 18,288	$ 57,274	$ 18,221

Notes:

(1) Upon the adoption of FASB ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, the Company recognized $1,100 of excess tax benefits in FY16. The tax benefit (provision) impacts were $896, $247, $(169), and $126 for 1st quarter, 2nd quarter, 3rd quarter and 4th quarter, respectively.

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80 © 2016 Mercury Systems, Inc. Sales-related definitions Design Win A design win means that the customer has selected us to provide services, products, or intellectual property for a program of record or equivalent. In addition, the customer has won the program and we have an initial purchase order from the customer. Possible Possible value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible value is the highest outcome we believe to be reasonable given a range of potential outcomes based upon available information and our current set of assumptions. Probable Probable value is a projection based upon our current information and assumptions regarding the system configuration, systems or units utilized per platform or installation, current and potential future Design Wins, our average sales price for current and/or future content, the number of platforms, spares, and potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Probable value is the outcome we believe to be most likely given a range of potential outcomes based upon available information and our current set of assumptions.

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**ECM**	Electronic Countermeasures	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AESA	Active Electronically Scanned Array	**EO/IR**	Electro-optical / Infrared	**PBR**	President's Budget Request
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**EP**	Electronic Protection	**PGK**	Precision Guidance Kit
AMC	Advanced Microelectronics Center	**EW**	Electronic Warfare	**RDP**	Radar Digital Processor
ATCA	Advanced Telecommunications Architecture	**FAB-T**	Family of Beyond Line-of-Sight Terminals	**RF**	Radio Frequency
AWACS	Airborne Warning and Control System	**FC**	Fire Control	**RoW**	Rest of World
BCA	Budget Control Act	**FMS**	Foreign Military Sales	**SABR**	Scalable Agile Beam Radar
C2	Command & Control	**FMV**	Full Motion Video	**SBC**	Single Board Computer
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**IFF**	Identification Friend or Foe	**SDB**	Small Diameter Bomb
COTS	Commercial off-the Shelf	**IMA**	Integrated Microwave Assembly	**SEWIP**	Surface Electronic Warfare Improvement Program
CR	Continuing Resolution	**LRDR**	Long Range Discrimination Radar	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**MALD**	Miniature Air Launched Decoy	**SIP**	System-in-Package
DEWS	Digital Electronic Warfare System	**MMA**	Multimission Maritime Aircraft	**SIRFC**	Suite of Integrated RF Countermeasures
DRFM	Digital Radio Frequency Memory	**MOSA**	Modular Open Systems Architecture	**SM**	Standard Missile
DSP	Digital Signal Processing	**NMT**	Navy Multiband Terminal	**SSEE**	Ships Signal Exploitation Equipment
EA	Electronic Attack	**O&M**	Operations & Maintenance	**SWaP**	Size Weight and Power

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